Exhibit 99.1

FOR IMMEDIATE RELEASE

MERCANTILE BANKSHARES REPORTS THIRD QUARTER RESULTS

Baltimore, Maryland, October 25, 2005 - Edward J. Kelly, III, Chairman, President and Chief Executive Officer of Mercantile Bankshares Corporation (“Bankshares”) (NASDAQ: MRBK), today reported that net income for the quarter ended September 30, 2005 was $ 71.0 million, a 25.0% increase over net income of $56.8 million for the same period in 2004 and a 4.5% increase over the $67.9 million reported for the second quarter of 2005.  The results of operations for Community Bank of Northern Virginia (“CBNV”) are included subsequent to the close of business on May 18, 2005. CBNV had total loans of $0.7 billion, total earning assets of $0.8 billion, and total deposits of $0.6 billion.

For the quarter ended September 30, 2005, diluted net income per share was $0.86, an increase of 21.1% over the $0.71 reported for the third quarter of 2004.  Adjusted weighted average shares outstanding increased from 79.6 million for the quarter ended September 30, 2004 to 82.6 million for the quarter ended September 30, 2005.

For the nine months ended September 30, 2005, net income was $201.5 million, an increase of 19.3% over the $168.8 million reported for the nine months ended September 30, 2004. Diluted net income per share for 2005 was $2.48, a 17.5% increase over the $2.11 for the nine months ended September 30, 2004.  Adjusted weighted average shares outstanding increased from 79.9 million for the nine months ended September 30, 2004 to 81.2 million for the nine months ended September 30, 2005.

Bankshares also reports cash operating earnings defined as “GAAP” (Generally Accepted Accounting Principles) earnings excluding the amortization of intangible assets associated with purchase accounting for business combinations; securities gains and losses; and other significant gains, losses or expenses (such as those associated with integrating acquired entities’ operations into Bankshares) unrelated to Bankshares’ core operations.  Cash operating earnings totaled $72.9 million for the third quarter of 2005, an increase of 23.1% over the $59.2 million for the same period in 2004 and an 8.6% increase over the $67.1 million for the second quarter of 2005.  Diluted cash operating earnings per share for the third quarter of 2005 were $0.89, an increase of 20.3% over $0.74 for the third quarter of 2004 and an increase of 7.2% over $0.83 for the second quarter of 2005.  A reconciliation of GAAP basis net income to cash operating earnings is found on page 15 of this release.

For the nine months ended September 30, 2005, cash operating earnings were $203.1 million, an increase of 17.2% over the $173.3 million reported for the nine months ended September 30, 2004. Diluted cash operating earnings per share for the first nine months of 2005 were $2.51 compared with $2.17 for the same period in 2004.

Mr. Kelly stated, “I am very pleased with the quarter.  Earnings were strong; credit quality was stable; and operating efficiency improved.  The acquisition of CBNV, an additional investment in bank-owned life insurance and lower securities portfolio yields did affect our net interest margin. We plan to focus intently on prudently growing loans and deposits and sustaining our operating leverage.”

Net interest income for the quarter ended September 30, 2005 increased 15.2% to $159.2 million from $138.2 million in the third quarter of last year. This increase was due principally to loan growth and improvement in the net interest margin to 4.41% from 4.34% in the third quarter of last year.  The net interest margin decreased five (5) basis points from the second quarter of 2005 due primarily to the inclusion of the CBNV acquisition for a full quarter, the funding of $50.0 million in bank-owned life insurance and lower securities portfolio yields during the third quarter.  Earnings on bank-owned life insurance are reported in noninterest income.

Net interest income for the first nine months of 2005 increased to $454.7 million or 13.1% over the $402.1 million for the first nine months of last year.  The net interest margin was 4.44% for the first nine months of 2005 compared to 4.31% for the same period last year.

At September 30, 2005, nonperforming assets amounted to $27.8 million or 0.24% of period-end loans and other real estate owned. The comparable nonperforming asset ratios were 0.24% and 0.39% at June 30, 2005 and September 30, 2004, respectively.  Loans past due 30-89 days were $57.3 million at September 30, 2005 compared with $43.7 million at June 30, 2005 and $36.5 million at September 30, 2004.

The allowance for loan losses was $157.2 million at September 30, 2005, representing 1.37% of total loans. The allowance for loan losses to total loans was 1.38% at June 30, 2005 and 1.61% at September 30, 2004.  The allowance for loan losses as a percentage of nonperforming loans increased from 414.99% at September 30, 2004 to 581.66% at September 30, 2005.  Net charge-offs for the quarter ended September 30, 2005 were $0.7 million.  The comparable figures for the quarters ended June 30, 2005 and September 30, 2004 were net recoveries of $1.0 million and $0.6 million, respectively. A provision for possible loan losses of $0.8 million was taken for the quarter ended September 30, 2005 compared with none for the quarter ended June 30, 2005 and $2.4 million for the quarter ended September 30, 2004.

Noninterest income, which includes investment and wealth management fees, service charges on deposit accounts, mortgage banking-related fees, securities gains, income from nonmarketable investments and other income, increased 17.0% to $63.1 million for the third quarter of 2005 from $53.9 million for the third quarter of 2004.  Investment and wealth management fees increased $1.3 million from the third quarter of 2004 and were down slightly compared to the second quarter of 2005.  Income from nonmarketable investments, primarily private equity and hedge fund investments, increased to $4.2 million from $2.8 million for the third quarter of 2004 and were down slightly from the second quarter of 2005.

Noninterest income for the nine months ended September 30, 2005 increased to $181.0 million or 14.4% over the $158.2 million for the nine months ended September 30, 2004.

Noninterest expenses, which include salaries, employee benefits, net occupancy expense of bank premises, furniture and equipment expenses, communications and supplies and other expenses, increased by 9.2% for the quarter ended September 30, 2005 to $108.4 million from $99.2 million for the third quarter of 2004.  The CBNV acquisition, increased incentive compensation accruals related to improved operating results, a volume-driven increase in electronic banking expenses, increased outsourcing costs and $0.7 million of merger-related expenses were the principal contributors to this increase.

Noninterest expenses for the nine months ended September 30, 2005 increased to $312.4 million or 9.3% over the $286.0 million for the nine months ended September 30, 2004.

The cash operating efficiency ratio, a key measure of expense management, was 46.97% for the third quarter of 2005 versus 48.96% for the comparable period in 2004 and 48.29% for the second quarter of 2005. Return on average assets for the third quarter of 2005 was 1.75%; return on average tangible equity was 19.62%; and the ratio of average tangible equity to average tangible assets was 9.53%.  These ratios were 1.79%, 19.64% and 9.67%, respectively, for the second quarter of 2005. See Footnotes No. 1, 2 and 3 on page 15 for a reconciliation of the GAAP and non-GAAP measures referred to in this paragraph.

For the nine months ended September 30, 2005, return on average assets was 1.76%; return on average tangible equity was 19.29%; and the ratio of average tangible equity to average tangible assets was 9.73%. See Footnotes No. 1, 2 and 3 on page 15 for a reconciliation of the GAAP and non-GAAP measures referred to in this paragraph.

At September 30, 2005, total assets increased by 14.7% to $16.4 billion and total loans increased by 14.3% to $11.4 billion from September 30, 2004.  Total deposits increased by 12.3% from the prior year to $12.0 billion at September 30, 2005.

Mercantile Bankshares Corporation, with more than $16 billion in assets, is a regional multi-bank holding company with headquarters in Baltimore, Maryland. Its member banks serve communities in Maryland, Washington, D.C., Northern Virginia, the Delmarva Peninsula and southern Pennsylvania from a network of more than 238 offices and more than 250 ATMs. The Investment & Wealth Management division has assets in excess of $46 billion, with management responsibility for more than $21 billion. Additional information is available at www.mercantile.com.

Cautionary Statement

This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). Bankshares’ management uses these operating earnings measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude intangible assets and the amortization of intangible assets related to the consummation of mergers. These operating earnings measures may also exclude other significant gains, losses or expenses that are not considered components of core operations. Since these items and their impact on Bankshares’ performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results and financial position of Bankshares’ core businesses. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to operating earnings performance measures that may be presented by other companies.

This release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  A forward-looking statement encompasses any estimate, prediction, opinion or statement of belief contained in this release and the underlying management assumptions. Forward-looking statements are based on current expectations and assessments of potential developments affecting market conditions, interest rates and other economic conditions, and results may ultimately vary from the statements made in this release.

Earnings Conference Call

Mercantile CEO Edward J. Kelly, III and CFO Terry L. Troupe will review third quarter 2005 earnings in a conference call and audio webcast on Tuesday, October 25, 2005 at 10:00 a.m. EDT.

To participate in the call, please dial 1-888-889-5345 or internationally, 973-339-3086 ten minutes prior to the start of the call and ask to be connected to the Mercantile Bankshares conference call. A webcast of the conference call also will be available on the Internet at http://www.mrbk.com/invest/share_news.html, Investor Relations, Shareholder News.

The conference call will be available for replay until November 8, 2005 at www.mercantile.com, Investor Relations, Shareholder News.  An audio replay also is available until November 8, 2005 by dialing 877-519-4471 and the access code/pin # 4644353.

Additional financial information is attached.

David E. Borowy

Investor Relations

(410) 347-8361

david.borowy@mercantile.com

MERCANTILE BANKSHARES CORPORATION
CONSOLIDATED FINANCIAL SUMMARY
(In thousands, except per share data)

	For the Nine Months Ended			For the Quarter Ended
	September 30,			September 30,
			% Incr.			% Incr.
	2005	2004	(Decr.)	2005	2004	(Decr.)
OPERATING RESULTS
Net interest income (1)	$454,692	$402,071	13.1%	$159,242	$138,182	15.2%
Net interest income - taxable equivalent (1)	459,706	407,155	12.9	161,023	139,866	15.1
Provision for loan losses	1,576	7,221	(78.2)	820	2,442	(66.4)
Net income	201,456	168,795	19.3	70,956	56,785	25.0

PER COMMON SHARE DATA
Basic net income	$2.50	$2.13	17.4%	$.87	$.72	20.8%
Diluted net income	2.48	2.11	17.5	.86	.71	21.1
Dividends paid	1.11	1.03	7.8	.38	.35	8.6
Book value at period end	26.21	23.85	9.9
Market value at period end	53.88	47.96	12.3
Market range:
High	56.19	49.34	13.9	56.19	49.34	13.9
Low	48.40	40.31	20.1	51.19	44.18	15.9

AVERAGE BALANCE SHEET DATA
Total loans	$10,871,724	$9,596,875	13.3%	$11,389,731	$9,825,793	15.9%
Total earning assets	13,855,629	12,623,564	9.8	14,490,736	12,831,612	12.9
Total assets	15,274,731	13,885,558	10.0	16,065,168	14,099,488	13.9
Total deposits	11,251,781	10,324,876	9.0	11,751,990	10,507,716	11.8
Shareholders’ equity	2,058,124	1,858,577	10.7	2,179,415	1,877,844	16.1

STATISTICS AND RATIOS (Net income annualized)
Return on average assets	1.76%	1.62%		1.75%	1.60%
Return on average equity (2)	13.09	12.13		12.92	12.03
Return on average tangible equity (2)	19.29	17.94		19.62	17.63
Average equity to average assets (2)	13.47	13.38		13.57	13.32
Average tangible equity to average tangible assets (2)	9.73	9.65		9.53	9.67
Net interest rate spread - taxable equivalent	3.92	3.97		3.83	3.99
Net interest margin on earning assets - taxable equivalent	4.44	4.31		4.41	4.34
Efficiency ratio (1),(3)	48.77	50.58		48.36	51.20
Operating efficiency ratio (1),(3)	47.94	49.07		46.97	48.96
Dividend payout ratio	44.40	48.36		43.68	48.61

Bank offices	238	229	9
Employees	3,607	3,418	189

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs / (recoveries)	$488	$1,117	(56.3)%	$745	$(568)	(231.2% )
Nonaccrual loans	27,022	38,902	(30.5)
Restructured loans	—	—	—
Total nonperforming loans	27,022	38,902	(30.5)
Other real estate owned, net	777	388	100.3
Total nonperforming assets	27,799	39,290	(29.2)

CREDIT QUALITY RATIOS
Provision for loan losses (annualized) as a percent of period-end loans	.02%	.10%		.03%	.10%
Net charge-offs / (recoveries) - annualized as a percent of period-end loans	.01	.01		.03	(.02)
Nonperforming loans as a percent of period-end loans	.24	.39
Allowance for loan losses as a percent of period-end loans	1.37	1.61
Allowance for loan losses as a percent of nonperforming loans	581.66	414.99
Other real estate owned as a percent of period-end loans and other real estate owned	.01	—
Nonperforming assets as a percent of period-end loans and other real estate owned	.24	.39
Nonperforming assets as a percent of total assets	.17	.27

In view of the changing conditions in the national economy, the effect of actions taken by regulatory authorities and normal seasonal factors, the results for the interim period are not necessarily indicative of annual performance.  For comparability,

certain prior period amounts have been reclassified to conform with current period presentation.

(1),(2),(3)  See page 15 of 15 for additional information.

MERCANTILE BANKSHARES CORPORATION
STATEMENTS OF CONSOLIDATED INCOME
(In thousands, except per share data)

	For the Nine Months Ended				For the Quarter Ended
	September 30,				September 30,
			Increase/(Decrease)				Increase/(Decrease)
	2005	2004	Amount	%	2005	2004	Amount	%
INTEREST INCOME
Interest and fees on loans	$508,135	$399,417	$108,718	27.2%	$185,714	$138,117	$47,597	34.5%
Interest and dividends on investment securities:
Taxable interest income	77,052	79,614	(2,562)	(3.2)	26,686	26,048	638	2.4
Tax-exempt interest income	2,348	2,500	(152)	(6.1)	839	803	36	4.5
Other investment income	1,753	1,157	596	51.5	526	472	54	11.4
	81,153	83,271	(2,118)	(2.5)	28,051	27,323	728	2.7
Other interest income	1,546	1,089	457	42.0	760	449	311	69.3
Total interest income	590,834	483,777	107,057	22.1	214,525	165,889	48,636	29.3

INTEREST EXPENSE
Interest on deposits	95,280	60,782	34,498	56.8	38,591	20,142	18,449	91.6
Interest on short-term borrowings	17,228	4,889	12,339	252.4	7,702	1,990	5,712	287.0
Interest on long-term debt	23,634	16,035	7,599	47.4	8,990	5,575	3,415	61.3
Total interest expense	136,142	81,706	54,436	66.6	55,283	27,707	27,576	99.5

NET INTEREST INCOME	454,692	402,071	52,621	13.1	159,242	138,182	21,060	15.2
Provision for loan losses	1,576	7,221	(5,645)	(78.2)	820	2,442	(1,622)	(66.4)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	453,116	394,850	58,266	14.8	158,422	135,740	22,682	16.7

NONINTEREST INCOME
Investment and wealth management	71,505	67,315	4,190	6.2	23,668	22,396	1,272	5.7
Service charges on deposit accounts	32,992	32,951	41	0.1	11,478	11,278	200	1.8
Mortgage banking-related fees	10,329	8,296	2,033	24.5	5,151	3,063	2,088	68.2
Investment securities gains and (losses)	458	534	(76)	(14.2)	(32)	(1)	(31)	—
Nonmarketable investments	13,683	7,421	6,262	84.4	4,190	2,767	1,423	51.4
Other income	52,042	41,684	10,358	24.8	18,619	14,418	4,201	29.1
Total noninterest income	181,009	158,201	22,808	14.4	63,074	53,921	9,153	17.0

NONINTEREST EXPENSES
Salaries	148,482	138,173	10,309	7.5	51,748	48,696	3,052	6.3
Employee benefits	35,490	33,998	1,492	4.4	11,637	10,557	1,080	10.2
Net occupancy expense of bank premises	20,918	18,007	2,911	16.2	7,139	6,128	1,011	16.5
Furniture and equipment expenses	23,168	22,873	295	1.3	7,965	7,936	29	0.4
Communications and supplies	11,992	12,610	(618)	(4.9)	3,933	4,111	(178)	(4.3)
Other expenses	72,398	60,309	12,089	20.0	25,960	21,789	4,171	19.1
Total noninterest expenses	312,448	285,970	26,478	9.3	108,382	99,217	9,165	9.2

Income before income taxes	321,677	267,081	54,596	20.4	113,114	90,444	22,670	25.1
Applicable income taxes	120,221	98,286	21,935	22.3	42,158	33,659	8,499	25.3

NET INCOME	$201,456	$168,795	$32,661	19.3	$70,956	$56,785	$14,171	25.0

Weighted average shares outstanding	80,545	79,269	1,276	1.6	81,865	78,965	2,900	3.7

Adjusted weighted average shares outstanding	81,216	79,859	1,357	1.7	82,635	79,611	3,024	3.8

NET INCOME PER COMMON SHARE:
Basic	$2.50	$2.13	$.37	17.4	$.87	$.72	$.15	20.8
Diluted	$2.48	$2.11	$.37	17.5	$.86	$.71	$.15	21.1

MERCANTILE BANKSHARES CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	September 30,
			Increase/(Decrease)
	2005	2004	Amount	%
ASSETS

Cash and due from banks	$328,964	$290,401	$38,563	13.3%
Interest-bearing deposits in other banks	200	158	42	26.6
Investment securities:
Available-for-sale at fair value U.S. Treasury and government agencies	1,419,401	1,619,811	(200,410)	(12.4)
Mortgage-backed securities	1,491,619	1,203,931	287,688	23.9
States and political subdivisions	75,805	65,977	9,828	14.9
Other investments	62,021	65,955	(3,934)	(6.0)
Held-to-maturity
States and political subdivisions - fair value of
$ 17,380 (2005) and $23,000 (2004)	16,804	21,909	(5,105)	(23.3)
Total investment securities	3,065,650	2,977,583	88,067	3.0

Federal funds sold	232,129	24,500	207,629	847.5
Loans held-for-sale	42,307	15,984	26,323	164.7

Loans	11,446,059	10,014,314	1,431,745	14.3
Less: allowance for loan losses	(157,176)	(161,441)	(4,265)	(2.6)
Loans, net	11,288,883	9,852,873	1,436,010	14.6

Bank premises and equipment, net	146,615	140,411	6,204	4.4
Other real estate owned, net	777	388	389	100.3
Goodwill	670,306	507,791	162,515	32.0
Other intangible assets, net	47,485	50,391	(2,906)	(5.8)
Other assets	580,138	442,539	137,599	31.1
Total assets	$16,403,454	$14,303,019	$2,100,435	14.7

LIABILITIES

Deposits:
Noninterest-bearing deposits	$3,329,331	$3,167,398	$161,933	5.1
Interest-bearing deposits	8,710,575	7,554,685	1,155,890	15.3
Total deposits	12,039,906	10,722,083	1,317,823	12.3
Short-term borrowings	1,266,672	923,447	343,225	37.2
Accrued expenses and other liabilities	165,398	127,534	37,864	29.7
Long-term debt	780,087	642,510	137,577	21.4
Total liabilities	14,252,063	12,415,574	1,836,489	14.8

SHAREHOLDERS’ EQUITY

Preferred stock, no par value; authorized
2,000,000 shares; issued and outstanding—None
Common stock, $2 par value;
authorized 130,000,000 shares	164,157	158,305	5,852	3.7
Capital surplus	669,185	525,011	144,174	27.5
Retained earnings	1,343,076	1,198,039	145,037	12.1
Accumulated other comprehensive income (loss)	(25,027)	6,090	(31,117)	(511.0)
Total shareholders’ equity	2,151,391	1,887,445	263,946	14.0
Total liabilities and shareholders’ equity	$16,403,454	$14,303,019	$2,100,435	14.7

Actual shares outstanding	82,079	79,152	2,927	3.7
Book value per common share	$26.21	$23.85	$2.36	9.9

MERCANTILE BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS
(In thousands)

	For the Nine Months Ended				For the Quarter Ended
	September 30,				September 30,
	2005		2004		2005		2004
	Average Balance	Yield(1) / Rate	Average Balance	Yield(1) / Rate	Average Balance	Yield(1) / Rate	Average Balance	Yield(1) / Rate
Earning assets Loans:
Commercial and leasing	$2,896,725	6.28%	$2,695,949	5.22%	$2,914,761	6.62%	$2,744,195	5.34%
Commercial real estate	3,370,926	6.49	2,875,824	5.87	3,610,170	6.65	2,969,515	5.91
Construction	1,439,235	6.73	1,120,125	5.29	1,544,082	7.21	1,142,921	5.49
Residential real estate	1,749,577	5.95	1,630,638	6.02	1,775,023	5.98	1,687,813	5.90
Home equity lines	505,630	5.82	438,836	4.35	517,798	6.23	460,044	4.42
Consumer	909,631	5.80	835,503	6.21	1,027,897	5.71	821,305	6.01
Total loans	10,871,724	6.29	9,596,875	5.61	11,389,731	6.51	9,825,793	5.64

Federal funds sold, et al	43,658	4.73	64,391	2.26	57,932	5.20	50,035	3.57

Securities:(2)
Taxable securities
U.S. Treasury securities and government agencies	1,413,240	3.38	1,557,396	3.74	1,431,397	3.35	1,571,102	3.59
Mortgage-backed	1,375,285	4.02	1,253,440	3.83	1,455,475	3.98	1,228,539	3.84
Other investments	63,765	3.70	53,642	2.92	62,318	3.35	65,264	2.90
Tax-exempt securities
States and political subdivisions	87,760	5.92	97,662	5.66	93,683	5.89	90,721	5.82
Total securities	2,940,050	3.76	2,962,140	3.83	3,042,873	3.73	2,955,626	3.75

Interest-bearing deposits in other banks	197	1.15	158	1.08	200	1.02	158	1.08
Total earning assets	13,855,629	5.75	12,623,564	5.17	14,490,736	5.92	12,831,612	5.20

Cash and due from banks	306,434		293,399		326,515		296,203
Bank premises and equipment, net	144,362		141,641		147,248		141,536
Other assets	1,121,574		985,243		1,257,846		990,468
Less: allowance for loan losses	(153,268)		(158,289)		(157,177)		(160,331)
Total assets	$15,274,731		$13,885,558		$16,065,168		$14,099,488

Interest-bearing liabilities Deposits:
Savings	$1,447,797	0.37	$1,418,775	0.29	$1,420,283	0.42	$1,457,432	0.29
Checking plus interest	1,399,352	0.16	1,276,945	0.15	1,428,344	0.17	1,291,808	0.15
Money market	1,606,528	1.22	1,570,271	0.56	1,692,684	1.54	1,556,212	0.55
Time deposits $100,000 and over	1,574,236	2.99	1,300,907	1.90	1,674,265	3.30	1,299,918	1.90
Other time deposits	2,088,820	2.54	1,950,974	2.13	2,295,608	2.76	1,918,216	2.12
Total interest-bearing deposits	8,116,733	1.57	7,517,872	1.08	8,511,184	1.80	7,523,586	1.07

Short-term borrowings	1,069,792	2.15	924,411	0.71	1,185,142	2.58	942,789	0.84
Long-term debt	743,381	4.25	646,281	3.31	797,527	4.47	641,264	3.46
Total interest-bearing funds	9,929,906	1.83	9,088,564	1.20	10,493,853	2.09	9,107,639	1.21

Noninterest-bearing deposits	3,135,048		2,807,004		3,240,806		2,984,130
Other liabilities and accrued expenses	151,653		131,413		151,094		129,875
Total liabilities	13,216,607		12,026,981		13,885,753		12,221,644
Shareholders’ equity	2,058,124		1,858,577		2,179,415		1,877,844
Total liabilities & shareholders’ equity	$15,274,731		$13,885,558		$16,065,168		$14,099,488

Net interest rate spread		3.92%		3.97%		3.83%		3.99%
Effect of noninterest-bearing funds		0.52		0.34		0.58		0.35
Net interest margin on earning assets		4.44%		4.31%		4.41%		4.34%

(1) Presented on a tax-equivalent basis using the statutory federal corporate income tax rate of 35%.

(2) Balances reported at amortized cost; excludes unrealized gains (losses) on securities available-for-sale.

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL LOAN INFORMATION BY QUARTER
(in thousands)

	3Q 05	2Q 05	1Q 05	4Q 04	3Q 04
PERIOD-END LOANS BY TYPE
Commercial and Leasing	$2,925,445	$2,923,419	$2,854,186	$2,866,693	$2,841,088
Commercial Real Estate	3,638,238	3,585,592	3,180,853	3,122,701	3,022,463
Construction	1,543,633	1,560,149	1,347,365	1,268,350	1,170,704
Residential Real Estate	1,778,684	1,776,959	1,735,492	1,677,932	1,692,700
Home Equity Lines	520,214	517,342	493,074	495,462	473,089
Consumer	1,039,845	1,000,845	802,252	797,295	814,270
TOTAL LOANS AT END OF PERIOD	$11,446,059	$11,364,306	$10,413,222	$10,228,433	$10,014,314

NONPERFORMING LOANS BY TYPE
Commercial and Leasing	$21,065	$21,980	$25,999	$25,510	$32,401
Commercial Real Estate	3,240	2,848	2,775	1,959	2,925
Construction	377	378	6	9	25
Residential Real Estate	1,845	1,238	1,642	2,748	2,675
Home Equity Lines	89	86	370	300	256
Consumer	406	379	442	372	620
TOTAL NONPERFORMING LOANS AT END OF PERIOD	$27,022	$26,909	$31,234	$30,898	$38,902

LOANS PAST DUE 30-89 DAYS BY TYPE
Commercial and Leasing	$12,604	$6,256	$3,402	$6,173	$11,984
Commercial Real Estate	8,976	14,634	6,076	8,325	8,095
Construction	24,026	9,551	20,656	20,199	1,544
Residential Real Estate	7,141	8,144	13,025	11,811	8,846
Home Equity Lines	543	697	351	445	778
Consumer	4,005	4,449	3,975	4,510	5,235
TOTAL LOANS PAST DUE 30-89 DAYS	$57,295	$43,731	$47,485	$51,463	$36,482

CHARGE-OFFS BY LOAN TYPE
Commercial and Leasing	$570	$383	$1,299	$12,341	$147
Commercial Real Estate	—	—	32	—	39
Construction	—	—	—	—	—
Residential Real Estate	28	3	11	43	255
Home Equity Lines	—	69	—	—	—
Consumer	1,112	718	600	995	1,081
TOTAL CHARGE-OFFS	$1,710	$1,173	$1,942	$13,379	$1,522

RECOVERIES BY LOAN TYPE
Commercial and Leasing	$233	$985	$595	$253	$1,178
Commercial Real Estate	27	118	6	67	25
Construction	445	1	—	1	—
Residential Real Estate	167	30	35	20	167
Home Equity Lines	—	—	—	7	94
Consumer	93	1,037	565	592	626
TOTAL RECOVERIES	$965	$2,171	$1,201	$940	$2,090

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER

INVESTMENT AND WEALTH MANAGEMENT ASSET DATA (End of Period)	3Q 05	2Q 05	1Q 05	4Q 04	3Q 04
	(Dollars in billions)
Personal
Assets with Investment Responsibility	$8.8	$8.2	$8.5	$8.7	$8.3
Assets with no Investment Responsibility	3.7	3.8	3.6	3.6	3.2
Total Personal	12.5	12.0	12.1	12.3	11.5

Institutional
Assets with Investment Responsibility	12.9	13.3	13.0	13.1	12.8
Assets with no Investment Responsibility	20.8	22.8	22.7	22.2	21.9
Total Institutional	33.7	36.1	35.7	35.3	34.7

Mutual Funds Not Included Above	0.2	0.2	0.2	0.2	0.3

Total
Assets with Investment Responsibility	21.9	21.7	21.7	22.0	21.4
Assets with no Investment Responsibility	24.5	26.6	26.3	25.8	25.1
Total Assets Under Administration	$46.4	$48.3	$48.0	$47.8	$46.5

OTHER INTANGIBLE ASSETS INFORMATION	(Dollars in thousands)
EOP Deposit Intangibles, Net	$35,206	$36,832	$33,501	$34,867	$36,234
EOP Mortgage Servicing Rights, Net	1,216	1,289	266	357	574
EOP Other Intangible Assets, Net	11,063	11,709	12,355	13,002	13,583
EOP Total Other Intangible Assets, Net	$47,485	$49,830	$46,122	$48,226	$50,391

Amortization of Deposit Intangibles	$1,475	$1,447	$1,367	$1,367	$1,367
Amortization of Mortgage Servicing Rights	105	81	54	56	91
Amortization of Other Intangible Assets	651	651	651	586	586
Total Amortization of Other Intangible Assets	$2,231	$2,179	$2,072	$2,009	$2,044

PRINCIPAL BALANCE OF LOANS SERVICED FOR OTHERS	(Dollars in thousands)
EOP Residential Real Estate Mortgages (owned)	$44,573	$50,283	$52,210	$56,182	$60,847
EOP Commercial Real Estate Mortgages (owned)	1,738,807	1,830,277	1,839,417	1,871,615	1,848,979
EOP Commercial Real Estate Mortgages (not owned)	4,354,568	4,164,748	4,148,513	4,086,382	3,857,472
EOP Total Principal Balance of Loans Serviced For Others	$6,137,948	$6,045,308	$6,040,140	$6,014,179	$5,767,298

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL INFORMATION BY QUARTER
(In thousands, except per share data)

						3Q 05	3Q 05
						vs	vs
	3Q 05	2Q 05	1Q 05	4Q 04	3Q 04	2Q 05	3Q 04
OPERATING RESULTS
Net interest income (1)	$159,242	$152,367	$143,083	$143,710	$138,182	4.5%	15.2%
Net interest income - taxable equivalent (1)	161,023	154,023	144,660	145,370	139,866	4.5	15.1
Provision for loan losses	820	—	756	—	2,442	—	(66.4)
Net income	70,956	67,873	62,627	60,612	56,785	4.5	25.0

PER COMMON SHARE DATA
Basic net income	$.87	$.84	$.79	$.77	$.72	3.6%	20.8%
Diluted net income	.86	.84	.78	.76	.71	2.4	21.1
Dividends paid	.38	.38	.35	.35	.35	—	8.6
Book value at period end	26.21	25.87	24.39	24.18	23.85	1.3	9.9
Market value at period end	53.88	51.53	50.86	52.20	47.96	4.6	12.3
Market range:
High	56.19	52.80	52.35	53.09	49.34	6.4	13.9
Low	51.19	48.58	48.40	47.07	44.18	5.4	15.9

AVERAGE BALANCE SHEET DATA
Total loans	$11,389,731	$10,899,263	$10,314,361	$10,084,344	$9,825,793	4.5%	15.9%
Total earning assets	14,490,736	13,840,991	13,221,167	13,056,972	12,831,612	4.7	12.9
Total assets	16,065,168	15,233,571	14,508,344	14,310,894	14,099,488	5.5	13.9
Total deposits	11,751,990	11,273,220	10,718,734	10,675,933	10,507,716	4.2	11.8
Shareholders’ equity	2,179,415	2,042,104	1,950,276	1,911,151	1,877,844	6.7	16.1

STATISTICS AND RATIOS (Net income annualized)
Return on average assets	1.75%	1.79%	1.75%	1.68%	1.60%
Return on average equity (2)	12.92	13.33	13.02	12.62	12.03
Return on average tangible equity (2)	19.62	19.64	18.57	18.16	17.63
Average equity to average assets (2)	13.57	13.41	13.44	13.35	13.32
Average tangible equity to average tangible assets (2)	9.53	9.67	10.00	9.84	9.67
Net interest rate spread - taxable equivalent	3.83	3.95	3.99	4.02	3.99
Net interest margin on earning assets - taxable equivalent	4.41	4.46	4.44	4.43	4.34
Efficiency ratio (1),(3)	48.36	48.54	49.45	52.70	51.20
Operating efficiency ratio (1),(3)	46.97	48.29	48.68	51.20	48.96
Dividend payout ratio	43.68	45.24	44.30	45.45	48.61

Bank offices	238	239	225	226	229	(1)	9
Employees	3,607	3,630	3,423	3,479	3,418	(23)	189

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs / (recoveries)	$745	$(998)	$741	$12,439	$(568)	174.6%	231.2%
Nonaccrual loans	27,022	26,909	31,234	30,898	38,902	0.4	(30.5)
Restructured loans	—	—	—	—	—	—	—
Total nonperforming loans	27,022	26,909	31,234	30,898	38,902	0.4	(30.5)
Other real estate owned, net	777	777	145	212	388	—	100.3
Total nonperforming assets	27,799	27,686	31,379	31,110	39,290	0.4	(29.2)

CREDIT QUALITY RATIOS
Provision for loan losses (annualized) as a percent of period-end loans	.03%	—%	.03%	—%	.10%
Net charge-offs / (recoveries) - annualized as a percent of period-end loans	.03	(.04)	.03	.48	(.02)
Nonperforming loans as a percent of period-end loans	.24	.24	.30	.30	.39
Allowance for loan losses as a percent of period-end loans	1.37	1.38	1.43	1.46	1.61
Allowance for loan losses as a percent of nonperforming loans	581.66	583.82	477.10	482.24	414.99
Other real estate owned as a percent of period-end loans and other real estate owned	.01	.01	—	—	—
Nonperforming assets as a percent of period-end loans and other real estate owned	.24	.24	.30	.30	.39
Nonperforming assets as a percent of total assets	.17	.17	.21	.22	.27

(1),(2),(3)  See page 15 of 15 for additional information.

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER
(In thousands, except per share data)

						3Q 05	3Q 05
						vs	vs
	3Q 05	2Q 05	1Q 05	4Q 04	3Q 04	2Q 05	3Q 04
INTEREST INCOME
Interest and fees on loans	$185,714	$169,877	$152,544	$147,114	$138,117	9.3%	34.5%
Interest and dividends on investment securities:
Taxable interest income	26,686	25,374	24,992	25,809	26,048	5.2	2.4
Tax-exempt interest income	839	788	721	766	803	6.5	4.5
Other investment income	526	583	644	1,157	472	(9.8)	11.4
	28,051	26,745	26,357	27,732	27,323	4.9	2.7
Other interest income	760	442	344	414	449	71.9	69.3
Total interest income	214,525	197,064	179,245	175,260	165,889	8.9	29.3

INTEREST EXPENSE
Interest on deposits	38,591	31,384	25,305	22,621	20,142	23.0	91.6
Interest on short-term borrowings	7,702	5,484	4,042	2,955	1,990	40.4	287.0
Interest on long-term debt	8,990	7,829	6,815	5,974	5,575	14.8	61.3
Total interest expense	55,283	44,697	36,162	31,550	27,707	23.7	99.5

NET INTEREST INCOME	159,242	152,367	143,083	143,710	138,182	4.5	15.2
Provision for loan losses	820	—	756	—	2,442	—	(66.4)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	158,422	152,367	142,327	143,710	135,740	4.0	16.7

NONINTEREST INCOME
Investment and wealth management	23,668	23,780	24,057	22,735	22,396	(0.5)	5.7
Service charges on deposit accounts	11,478	11,088	10,426	11,312	11,278	3.5	1.8
Mortgage banking-related fees	5,151	2,895	2,283	3,199	3,063	77.9	68.2
Investment securities gains and (losses)	(32)	99	414	705	(1)	(132.3)	—
Nonmarketable investments	4,190	4,222	5,271	4,001	2,767	(0.8)	51.4
Other income	18,619	17,982	15,418	13,776	14,418	3.5	29.1
Total noninterest income	63,074	60,066	57,869	55,728	53,921	5.0	17.0

NONINTEREST EXPENSES
Salaries	51,748	50,180	46,554	49,448	48,696	3.1	6.3
Employee benefits	11,637	11,956	11,897	10,678	10,557	(2.7)	10.2
Net occupancy expense of bank premises	7,139	6,857	6,922	6,300	6,128	4.1	16.5
Furniture and equipment expenses	7,965	7,924	7,279	8,566	7,936	0.5	0.4
Communications and supplies	3,933	4,019	4,040	4,294	4,111	(2.1)	(4.3)
Other expenses	25,960	22,977	23,461	26,702	21,789	13.0	19.1
Total noninterest expenses	108,382	103,913	100,153	105,988	99,217	4.3	9.2

Income before income taxes	113,114	108,520	100,043	93,450	90,444	4.2	25.1
Applicable income taxes	42,158	40,647	37,416	32,838	33,659	3.7	25.3

NET INCOME	$70,956	$67,873	$62,627	$60,612	$56,785	4.5	25.0

Weighted average shares outstanding	81,865	80,514	79,228	79,075	78,965	1.7	3.7

Adjusted weighted average shares outstanding	82,635	81,161	79,875	79,800	79,611	1.8	3.8

NET INCOME PER COMMON SHARE:
Basic	$.87	$.84	$.79	$.77	$.72	3.6	20.8
Diluted	$.86	$.84	$.78	$.76	$.71	2.4	21.1

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL INFORMATION BY QUARTER
(In thousands)

						3Q 05	3Q 05
						vs	vs
Noninterest Income	3Q 05	2Q 05	1Q 05	4Q 04	3Q 04	2Q 05	3Q 04
Investment and wealth management	$23,668	$23,780	$24,057	$22,735	$22,396	(0.5)%	5.7%
Service charges on deposit accounts	11,478	11,088	10,426	11,312	11,278	3.5	1.8
Mortgage banking-related fees:
Commercial	4,086	2,092	1,837	2,600	2,395	95.3	70.6
Residential	1,065	803	446	599	668	32.6	59.4
Total mortgage banking-related fees	5,151	2,895	2,283	3,199	3,063	77.9	68.2
Investment securities gains and (losses)	(32)	99	414	705	(1)	(132.3)	—
Nonmarketable investments
Private equity and other investments	39	4,569	2,461	179	1,628	(99.1)	(97.6)
Hedge funds	2,897	(1,245)	1,964	2,875	341	332.7	749.6
Bank-owned life insurance	1,254	898	846	947	798	39.6	57.1
Total nonmarketable investments	4,190	4,222	5,271	4,001	2,767	(0.8)	51.4
Other income:
Electronic banking fees	7,010	5,954	5,173	5,312	6,029	17.7	16.3
Charges and fees on loans	3,786	3,020	2,795	2,892	2,647	25.4	43.0
Insurance	3,480	3,558	4,540	3,046	3,218	(2.2)	8.1
All other income	4,343	5,450	2,910	2,526	2,524	(20.3)	72.1
Total other income	18,619	17,982	15,418	13,776	14,418	3.5	29.1
Total	$63,074	$60,066	$57,869	$55,728	$53,921	5.0	17.0

						3Q 05	3Q 05
						vs	vs
Noninterest Expenses	3Q 05	2Q 05	1Q 05	4Q 04	3Q 04	2Q 05	3Q 04
Salaries	$51,748	$50,180	$46,554	$49,448	$48,696	3.1%	6.3%
Employee benefits	11,637	11,956	11,897	10,678	10,557	(2.7)	10.2
Net occupancy expense of bank premises	7,139	6,857	6,922	6,300	6,128	4.1	16.5
Furniture and equipment expenses	7,965	7,924	7,279	8,566	7,936	0.5	0.4
Communications and supplies	3,933	4,019	4,040	4,294	4,111	(2.1)	(4.3)
Other expenses:
Professional services	6,040	4,882	5,125	9,315	7,157	23.7	(15.6)
Advertising and promotional expenses	2,162	2,677	1,711	2,833	1,747	(19.2)	23.8
Electronic banking expenses	4,025	3,177	3,241	3,051	3,299	26.7	22.0
Amortization of intangible assets	2,231	2,179	2,072	2,009	2,044	2.4	9.1
Outsourcing expenses	3,093	2,383	2,690	1,305	1,351	29.8	128.9
All other expenses	8,409	7,679	8,622	8,189	6,191	9.5	35.8
Total other expenses	25,960	22,977	23,461	26,702	21,789	13.0	19.1
Total	$108,382	$103,913	$100,153	$105,988	$99,217	4.3	9.2

MERCANTILE BANKSHARES CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER
(In thousands)

											Average Balance
	3Q 05		2Q 05		1Q 05		4Q 04		3Q 04		3Q 05		3Q 05
	Average	Yield(1)	Average	Yield(1)	Average	Yield(1)	Average	Yield(1)	Average	Yield(1)	vs		vs
	Balance	/ Rate	Balance	/ Rate	Balance	/ Rate	Balance	/ Rate	Balance	/ Rate	2Q 05		3Q 04
Earning assets Loans:
Commercial and leasing	$2,914,761	6.62%	$2,926,234	6.31%	$2,848,452	5.90%	$2,813,318	5.63%	$2,744,195	5.34%	(0.4	) %	6.2%
Commercial real estate	3,610,170	6.65	3,363,924	6.51	3,133,446	6.28	3,083,266	6.09	2,969,515	5.91	7.3		21.6
Construction	1,544,082	7.21	1,442,621	6.66	1,328,633	6.24	1,215,282	5.93	1,142,921	5.49	7.0		35.1
Residential real estate	1,775,023	5.98	1,762,991	5.95	1,710,003	5.92	1,681,823	5.93	1,687,813	5.90	0.7		5.2
Home equity lines	517,798	6.23	502,917	5.85	495,935	5.36	484,222	4.88	460,044	4.42	3.0		12.6
Consumer	1,027,897	5.71	900,576	5.77	797,892	5.94	806,433	5.97	821,305	6.01	14.1		25.2
Total loans	11,389,731	6.51	10,899,263	6.29	10,314,361	6.04	10,084,344	5.85	9,825,793	5.64	4.5		15.9

Federal funds sold, et al	57,932	5.20	40,904	4.33	31,854	4.37	44,113	3.72	50,035	3.57	41.6		15.8

Securities: (2)
Taxable securities
U.S. Treasury and gov. agencies	1,431,397	3.35	1,382,037	3.37	1,426,230	3.43	1,532,514	3.53	1,571,102	3.59	3.6		(8.9)
Mortgage-backed	1,455,475	3.98	1,365,012	4.05	1,303,700	4.02	1,243,520	3.90	1,228,539	3.84	6.6		18.5
Other investments	62,318	3.35	65,051	3.63	63,943	4.12	68,004	7.12	65,264	2.90	(4.2)		(4.5)
Tax-exempt securities
States and political subdivisions	93,683	5.89	88,537	5.90	80,921	5.97	84,319	5.99	90,721	5.82	5.8		3.3
Total securities	3,042,873	3.73	2,900,637	3.77	2,874,794	3.79	2,928,357	3.84	2,955,626	3.75	4.9		3.0

Interest-bearing deposits in other banks	200	1.02	187	1.31	158	1.47	158	1.45	158	1.08	7.0		26.6
Total earning assets	14,490,736	5.92	13,840,991	5.76	13,221,167	5.55	13,056,972	5.39	12,831,612	5.20	4.7		12.9

Cash and due from banks	326,515		301,484		290,911		285,742		296,203		8.3		10.2
Bank premises and equipment, net	147,248		144,347		141,426		140,556		141,536		2.0		4.0
Other assets	1,257,846		1,099,607		1,004,526		985,411		990,468		14.4		27.0
Less: allowance for loan losses	(157,177)		(152,858)		(149,686)		(157,787)		(160,331)		2.8		(2.0)
Total assets	$16,065,168		$15,233,571		$14,508,344		$14,310,894		$14,099,488		5.5		13.9

Interest-bearing liabilities
Deposits:
Savings	$1,420,283	0.42	$1,463,960	0.36	$1,459,580	0.32	$1,445,223	0.30	$1,457,432	0.29	(3.0)		(2.5)
Checking plus interest	1,428,344	0.17	1,418,337	0.16	1,350,521	0.15	1,326,074	0.15	1,291,808	0.15	0.7		10.6
Money market	1,692,684	1.54	1,574,422	1.15	1,550,919	0.94	1,572,997	0.75	1,556,212	0.55	7.5		8.8
Time deposits $100,000 and over	1,674,265	3.30	1,618,161	2.97	1,427,571	2.66	1,354,677	2.22	1,299,918	1.90	3.5		28.8
Other time deposits	2,295,608	2.76	2,060,974	2.54	1,905,548	2.28	1,882,646	2.22	1,918,216	2.12	11.4		19.7
Total interest-bearing deposits	8,511,184	1.80	8,135,854	1.55	7,694,139	1.33	7,581,617	1.19	7,523,586	1.07	4.6		13.1

Short-term borrowings	1,185,142	2.58	1,021,281	2.15	1,000,929	1.64	956,368	1.23	942,789	0.84	16.0		25.7
Long-term debt	797,527	4.47	742,056	4.23	689,372	4.01	642,675	3.70	641,264	3.46	7.5		24.4
Total interest-bearing funds	10,493,853	2.09	9,899,191	1.81	9,384,440	1.56	9,180,660	1.37	9,107,639	1.21	6.0		15.2

Noninterest-bearing deposits	3,240,806		3,137,366		3,024,595		3,094,316		2,984,130		3.3		8.6
Other liabilities and accrued expenses	151,094		154,910		149,033		124,767		129,875		(2.5)		16.3
Total liabilities	13,885,753		13,191,467		12,558,068		12,399,743		12,221,644		5.3		13.6
Shareholders’ equity	2,179,415		2,042,104		1,950,276		1,911,151		1,877,844		6.7		16.1
Total liabilities & shareholders’ equity	$16,065,168		$15,233,571		$14,508,344		$14,310,894		$14,099,488		5.5		13.9

Net interest rate spread		3.83%		3.95%		3.99%		4.02%		3.99%
Effect of noninterest-bearing funds		0.58		0.51		0.45		0.41		0.35
Net interest margin on earning assets		4.41%		4.46%		4.44%		4.43%		4.34%

(1) Presented on a tax-equivalent basis using the statutory federal corporate income tax rate of 35%.

(2) Balances reported at amortized cost; excludes unrealized gains (losses) on securities available-for-sale.

MERCANTILE BANKSHARES CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
(In thousands, except per share data)

		YTD	YTD
		2005	2004	3Q 05	2Q 05	1Q 05	4Q 04	3Q 04

(1) The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. Management believes this measure to be the preferred industry measurement of net interest income and provides a relevant comparison between taxable and nontaxable investments.

Net interest income (GAAP basis)		$454,692	$402,071	$159,242	$152,367	$143,083	$143,710	$138,182
Taxable-equivalent adjustment		5,014	5,084	1,781	1,656	1,577	1,660	1,684
Net interest income - taxable equivalent		$459,706	$407,155	$161,023	$154,023	$144,660	$145,370	$139,866

(2) Management excludes the balance of intangible assets and their related amortization expense from its calculation of return on average tangible equity and average tangible equity to average tangible assets. This adjustment allows management to review the core operating results and core capital position of Bankshares. This is consistent with the treatment by the bank regulatory agencies which exclude goodwill and other intangible assets from their calculation of risk-based capital ratios.

Return on average equity (GAAP basis)		13.09%	12.13%	12.92%	13.33%	13.02%	12.62%	12.03%
Impact of excluding average intangible assets and amortization		6.20	5.81	6.70	6.31	5.55	5.54	5.60
Return on average tangible equity		19.29%	17.94%	19.62%	19.64%	18.57%	18.16%	17.63%

Average equity to average assets (GAAP basis)		13.47%	13.38%	13.57%	13.41%	13.44%	13.35%	13.32%
Impact of excluding average intangible assets and amortization		(3.74)	(3.73)	(4.04)	(3.74)	(3.44)	(3.51)	(3.65)
Average tangible equity to average tangible assets		9.73%	9.65%	9.53%	9.67%	10.00%	9.84%	9.67%

(3) The efficiency ratio is measured by dividing noninterest expenses by the sum of net interest income on an FTE basis and noninterest income. When computing the cash operating efficiency ratio and cash operating earnings, management excludes the amortization of intangible assets, restructuring charges, merger-related expenses, and gains and losses on sales of premises and from sales of investment securities in order to assess the core operating results of Bankshares and because of the uncertainty as to timing and amount of gain or loss to be recognized.

Efficiency ratio (GAAP basis)		48.77%	50.58%	48.36%	48.54%	49.45%	52.70%	51.20%
Impact of excluding:	Securities gains and (losses)	0.03	0.05	—	0.02	0.10	0.18	—
	Gains/(losses) on sales of premises	0.33	0.14	(0.05)	0.78	0.27	0.01	0.20
	Amortization of deposit intangibles	(0.66)	(0.72)	(0.65)	(0.69)	(0.67)	(0.68)	(0.71)
	Amortization of other intangibles	(0.35)	(0.36)	(0.34)	(0.34)	(0.35)	(0.31)	(0.35)
	Restructuring charges	—	(0.55)	—	—	—	(0.70)	(1.38)
	Merger-related expenses	(0.18)	(0.07)	(0.35)	(0.02)	(0.12)	—	—
Cash operating efficiency ratio		47.94%	49.07%	46.97%	48.29%	48.68%	51.20%	48.96%

(4) Bankshares presents cash operating earnings and diluted cash operating earnings per share in order to assess its core operating results.

Net income (GAAP basis)		$201,456	$168,795	$70,956	$67,873	$62,627	$60,612	$56,785
Less:	Securities (gains) and losses, net of tax	(277)	(323)	19	(60)	(250)	(426)	1
	(Gains)/losses on sales of premises, net of tax	(2,624)	(979)	117	(2,048)	(693)	(26)	(442)
Plus:	Amortization of deposit intangibles, net of tax	2,593	2,478	892	875	826	826	826
	Amortization of other intangibles, net of tax	1,326	1,228	458	442	426	388	409
	Restructuring charges, net of tax	—	1,861	—	—	—	850	1,610
	Merger-related expenses, net of tax	661	248	449	56	156	—	—
Cash operating earnings		$203,135	$173,308	$72,891	$67,138	$63,092	$62,224	$59,189

Diluted net income per share (GAAP basis)		$2.48	$2.11	$0.86	$0.84	$0.78	$0.76	$0.71
Less:	Securities (gains) and losses, net of tax	—	—	—	—	—	(0.01)	—
	(Gains)/losses on sales of premises, net of tax	(0.03)	(0.01)	—	(0.03)	(0.01)	—	(0.01)
Plus:	Amortization of deposit intangibles, net of tax	0.03	0.03	0.01	0.01	0.01	0.01	0.01
	Amortization of other intangibles, net of tax	0.02	0.02	0.01	0.01	0.01	0.01	0.01
	Restructuring charges, net of tax	—	0.02	—	—	—	0.01	0.02
	Merger-related expenses, net of tax	0.01	—	0.01	—	—	—	—
Diluted cash operating earnings per share		$2.51	$2.17	$0.89	$0.83	$0.79	$0.78	$0.74